                                CETUS CORPORATION
                    Amended and Restated Common Stock Option Plan
                           NONSTATUTORY OPTION AGREEMENT


To:

This is to inform you that, under Cetus Corporation's (the "Company") Amended and Restated Common Stock Option Plan (the "Plan"), the Company has granted to you a nonstatutory stock option to purchase shares of the Company's Common Stock (the "Common Stock"). Certain information about this option, including the number of shares of Common Stock covered by the option, is set forth on the "Summary Information Sheet" attached to this agreement as EXHIBIT A. This agreement is intended to formally describe and record other terms and conditions of this option grant. Capitalized terms used but not defined in this agreement have the meanings given them in the Plan; a copy of the Plan is attached to this agreement as EXHIBIT B.

ACCORDINGLY, YOU AND THE COMPANY AGREE AS FOLLOWS:

1. VESTING AND EXPIRATION OF OPTION. In order to exercise this option, you must remain in the employ of the Company until the Vesting Date on which this option becomes wholly or partially exercisable. This option shall become exercisable at the times, and with respect to the number of shares, set forth on the Summary Information Sheet.

     Exercisability of this option may also be accelerated or adjusted as provided in the Plan or in this agreement. This option expires ten years after the date it was granted (the "Expiration Date"). If you do not exercise each portion of the option on the earliest Vesting Date on which it becomes exercisable, then (subject to the other provisions of this agreement) you may exercise that portion, in whole or in part, at any time prior to the Expiration Date. For the purposes of this Agreement, "employ" and "employment" shall include services as a Consultant or Officer of the Company.

2. EXERCISE OF OPTION. This option shall be exercised by notice in writing, signed by you or the person authorized to exercise this option under paragraph 5, and delivered or mailed by registered or certified mail to the Company at its general office in Emeryville, California, Attention:
     Treasurer. The notice shall state the number of shares with respect to which you are exercising the option and must be accompanied by payment of the total option price of the shares being purchased.

3. PAYMENT OF OPTION PRICE. The option price for the purchase of shares of Common Stock covered by this option is the price specified on the Summary Information Sheet. Payment in full shall be made for all shares being purchased upon exercise of an option. Payment may be made in cash, by check or by shares of Common Stock of the Company endorsed in favor of the Company or accompanied by a blank stock power, or any combination of the above. You may pay the option price with shares of Common Stock of the Company only once in any six-month period. Any Common Stock delivered to the Company as payment for shares upon exercise of the option shall be valued at its fair market value, determined by the closing bid price on the date of exercise of the option.

4. NON-ASSIGNABILITY OF OPTION. Except for a limited exception set forth in the Plan, you may not assign or transfer this option except by will or by the laws of descent and distribution, and only you may exercise this option during your lifetime.

5. EXERCISE AFTER TERMINATION OF EMPLOYMENT OR DEATH. If your employment by the Company is terminated for any reason other than death or permanent and total disability, you may exercise this option, as to all or any of the shares you were entitled to purchase at the date of termination, at any time within three months after the date of such termination (but in no event after the Expiration Date), but not thereafter. If you die or become permanently or totally disabled while employed by the company (or, in the case of death, within three months of termination of employment), your personal representative, heirs or legatees may exercise this option, with respect to all or any of the shares which you were entitled to purchase immediately prior to your death or disability, at any time within one year after your death or disability (but in no event after the Expiration Date), but not thereafter.

6. DELIVERY OF SHARES. The Company shall not be obligated to deliver any shares upon exercise of this option until all Federal and state laws and regulations which the Company may determine are applicable have been complied with. If shares to be delivered are not registered under the Securities Act of 1933, as amended, you agree to represent that such shares are being acquired for investment and not with a view to the sale or distribution thereof, and shall make such other representations deemed necessary by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of this option shall bear a restrictive legend as follows:

          These securities have not been registered under the Securities Act of 1933 and may not be transferred or resold without registration under the Act unless in the opinion of counsel to the issuer an exemption from registration is then available.

7. ADJUSTMENT OF SHARES. If the number of outstanding shares of Common Stock of the Company is hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares or declaration of stock dividends, the number and/or kind of shares covered by this option shall be adjusted proportionately by the Administrator of the Plan. Any adjustment shall be made without change in the total exercise price applicable to the unexercised portion of this option and with a corresponding adjustment in the exercise price per share. Any adjustment under this Section 7 shall be subject to the provisions of the Company's Amended and Restated Certificate of Incorporation, as amended, and applicable law.

8. ACCELERATION OF VESTING. In the event of a Change of Control (as defined in the Plan) or upon the Sale of Significant Assets (as described below), this option shall become exercisable with respect to 100% of the number of shares of Common Stock covered by this option, unless the Company's Board of Directors, on the basis of those factors it considers relevant, including the effects on stockholders and option holders, specifically determines that full acceleration would not be in the best interests of the Company. If the board makes such a determination, as a minimum, this option will vest on a pro-rated monthly basis to the date of such event, according to the percentages set forth on the Summary Information Sheet, plus an additional twelve months (also pro-rated monthly).

     With respect to a "Sale of Significant Assets", the acceleration of this option under this paragraph would be triggered by a sale or sales of portions of the Company's business in any six-month period for cash in an aggregate amount of $100 million or more. Other dispositions of assets (for example, a transfer to a joint venture or other corporation or partnership in exchange for an interest in the venture or entity, a licensing arrangement, a sale-and-leaseback transaction or a sale of real property) would not be covered by this paragraph.

9. STOCKHOLDER'S RIGHTS. You will have no rights as a stockholder by virtue of this option except with respect to shares actually issued to you, and issuance of shares shall confer no retroactive right to dividends or other stockholder rights.

10. FEDERAL INCOME TAX. The tax consequences associated with this option and shares purchased under this option are complex and can depend in part on your particular circumstances. You should understand, for example, that generally you will recognize income when the option is exercised, even before you resell the stock purchased. Also, shares acquired on exercise of a nonstatutory option which are subject to a repurchase right or other substantial risk of forfeiture will be subject to the special rules of section 83 of the Internal Revenue Code. In some such cases, it may be desirable to make a special election under section 83(b) within 30 days after you exercise your option. Also, you should be aware that state and local income tax consequences may be quite different from the federal tax consequences. For these reasons you should consult your tax advisor about possible tax consequences.

     The Company may withhold from your paycheck or require you to pay to the Company any amounts required by it to be withheld or paid under applicable tax requirements, including requirements resulting from the purchase of shares pursuant to this option. Any such payment shall be made in cash or by check at the time of exercise.

11. LIMITED STOCK APPRECIATION RIGHTS. If you are an officer of the Company who is subject to the "short swing" provisions of the Exchange Act of 1934, the Company has granted to you, in tandem with this option, limited stock appreciation rights ("Limited Right") equal in number to the number of shares covered by this option. The terms and conditions governing the grant of this Limited Right are described in Section 10 of the Plan.

12. ACCEPTANCE WAIVER. By accepting this option, you accept and agree to be bound by each and all the terms and conditions of this agreement and of the Plan. In case of any conflict between this agreement and the terms of the Plan, the Plan shall control. No waiver of any term or condition of the agreement or the Plan shall be construed to be a waiver of any other term or condition or to be a consent to any further waiver of the same or any other term or condition.

13. BINDING EFFECT. Subject to the limitations of this agreement, this agreement shall be binding on, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto.



                                        CETUS CORPORATION

                                        By:
                                           --------------------------------

ACCEPTED

-----------------------------
Optionee

                         NONSTATUTORY OPTION AGREEMENT



To:

     This is to inform you that Cetus Corporation (the "Company") granted to you
     on         , a nonstatutory option, under the Cetus Corporation Non-
     Employee Directors' Stock Option Plan (the "Plan"), to purchase a total of shares of the Company's Common Stock (the "Common Stock") at a price
     of $     per share on   , under the following terms and conditions:

1. VESTING AND EXPIRATION OF OPTION. In order to exercise this option, you must remain as a director of the Company until the Vesting Date on which this option becomes wholly or partially exercisable. This option shall become exercisable with respect to the percentage of total shares covered by the option as follows:

                                             Percentage of Shares
               Vesting Date                    Covered by Option
               ------------                  --------------------

                                                  33 1/3%
                                             an additional 33 1/3%
                                             an additional 33 1/3%


     Exercisability of this option may also be accelerated or adjusted as provided in the Plan or this agreement. This option expires ten years after the date it was granted (the "Expiration Date"). If you do not exercise each portion of the option on the earliest Vesting Date on which it becomes exercisable, then (subject to the other provisions of this Agreement) you may exercise that portion, in whole or in part, at any time prior to the Expiration Date.

2. EXERCISE OF OPTION. This option shall be exercised by notice in writing, signed by you or the person authorized to exercise this option under paragraph 5, and delivered or mailed by registered or certified mail to the Company at its general office in Emeryville, California, Attention:
     Treasurer. The notice shall state the number of shares with respect to which you are exercising the option and must be accompanied by payment of the total option price of the shares being purchased.

3. PAYMENT OF OPTION PRICE. Payment in full shall be made for all shares being purchased upon exercise of an option. Payment may be made in cash, by check or by shares of Common Stock of the Company endorsed in favor of the Company or accompanied by a blank stock power, or any combination of the above. You may pay the option price with shares of Common Stock of the Company only once in any six-month period. Any Common Stock delivered to the Company as payment for shares upon exercise of the option shall be valued at its fair market value, determined by the closing bid price on the date of exercise of the option.

4. NON-ASSIGNABILITY OF OPTION. Except for a limited exception set forth in the Plan, you may not assign or transfer this option except by will or by the laws of descent and distribution, and only you may exercise this option during your lifetime.

5. EXERCISE AFTER TERMINATION OF EMPLOYMENT OR DEATH. If your term as a director of the Company is terminated for any reason other than death or permanent and total disability, you may exercise this option, as to all or any of the shares you were entitled to purchase at the date of termination, at any time within three months after the date of such termination (but in no event after the Expiration Date), but not thereafter. If you die or become permanently or totally disabled while a director of the company
     (or, in the case of death, within three months of the termination of your term), your personal representative, heirs or legatees may exercise this option, with respect to all or any of the shares which you were entitled to purchase immediately prior to your death or disability, at any time within one year after your death or disability (but in no event after the Expiration Date), but not thereafter.

6. DELIVERY OF SHARES. The Company shall not be obligated to deliver any shares upon exercise of this option until all Federal and state laws and regulations which the Company may determine are applicable have been complied with. If shares to be delivered are not registered under the Securities Act of 1933, as amended, you agree to represent that such shares are being acquired for investment and not with a view to the sale or distribution thereof, and shall make such other representations deemed necessary by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of this option shall bear a restrictive legend as follows:

          These securities have not been registered under the Securities Act of 1933 and may not be transferred or resold without registration under the Act unless in the opinion of counsel to the issuer an exemption from registration is then available.

7. ADJUSTMENT OF SHARES. If the number of outstanding shares of Common Stock of the Company is hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares or declaration of stock dividends, the number and/or kind of shares covered by this option shall be adjusted proportionately by the Administrator of the Plan. Any adjustment shall be made without change in the total exercise price applicable to the unexercised portion of this option and with a corresponding adjustment in the exercise price per share. Any adjustment under this Paragraph 7 shall be subject to the provisions of the Company's Certificate of Incorporation, as then amended, and applicable law.

8. ACCELERATION OF VESTING. In the event of a Change of Control (as defined in the Plan) or upon the Sale of Significant Assets (as described below), this option shall become exercisable with respect to 100% of the number of shares of Common Stock covered by this option, unless the Company's Board of Directors, on the basis of those factors it considers relevant, including the effects on stockholders and option holders, specifically determines that full acceleration would not be in the best interest of the Company. If the board makes such a determination, at a minimum, this option will vest on a pro-rated monthly basis to the date of such event, according to the percentages set forth in this agreement, plus an additional twelve months (also pro-rated monthly).

     With respect to a "Sale of Significant Assets", the acceleration of this option under this paragraph would be triggered by a sale or sales of portions of the Company's business in any six-month period for cash in an aggregate amount of $100 million or more. Other dispositions of assets (for example, a transfer to a joint venture or other corporation or partnership in exchange for an interest in the venture or entity, a licensing arrangement, a sale-and-leaseback transaction or a sale of real property) would not be covered by this paragraph.

9. STOCKHOLDER'S RIGHTS. You will have no rights as a stockholder by virtue of this option except with respect to shares actually issued to you, and issuance of shares shall confer no retroactive right to dividends or other stockholder rights.

10. FEDERAL INCOME TAX. The tax consequences associated with this option and shares purchased under this option are complex and can depend in part on your particular circumstances. You should understand, for example, that generally you will recognize income when the option is exercised, even before you resell the stock purchased. Also, shares acquired on exercise of a nonstatutory option which are subject to a repurchase right or other substantial risk of forfeiture will be subject to the special rules of section 83 of the Internal Revenue Code. In some such cases, it may be desirable to make a special election under section 83(b) within 30 days after you exercise your option. Also, you should be aware that state and local income tax consequences may be quite different from the federal tax consequences. For these reasons you should consult your tax advisor about possible tax consequences.

     The Company may require you to pay to the Company any amounts required by it to be withheld or paid under applicable tax requirements, including requirements resulting from the purchase of shares pursuant to this option. Any such payment shall be made in cash or by check at the time of exercise.

11. LIMITED STOCK APPRECIATION RIGHTS. Because you are a director of the Company, subject to the "short swing" provisions of the Exchange Act of 1934, the Company has granted to you, in tandem with this option, limited stock appreciation rights ("Limited Right") equal in number to the number of shares covered by this option. The terms and conditions governing the grant of this Limited Right are described in the Plan.

12. ACCEPTANCE WAIVER. By accepting this option, you accept and agree to be bound by each and all the terms and conditions of this agreement and of the Plan. In case of any conflict between this agreement and the terms of the Plan, the Plan shall control. No waiver of any term or condition of the agreement or the Plan shall be construed to be a waiver of any other term or condition or to be a consent to any further waiver of the same or any other term or condition.

13. BINDING EFFECT. Subject to the limitations of this agreement, this agreement shall be binding on, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto.



                                                  CETUS CORPORATION

                                                   By:
                                                     ----------------------

ACCEPTED

-----------------------------

Optionee